SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Science and Technology Fund
The following information replaces the existing similar disclosure in the “WHO MANAGES AND OVERSEES THE FUND” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:
The Advisor has contractually agreed through September 30, 2018 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses) at 1.39%, 1.39%, 2.14%, 1.14% and 1.14% for Class A, Class T, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.
Please Retain This Supplement for Future Reference
January 31, 2018
PROSTKR-999